MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO


                               POWER OF ATTORNEY
          WITH RESPECT TO DREYFUS FEEDER FUND REGISTRATION STATEMENTS

      I, the undersigned trustee of the Mellon Institutional Funds Master Portfolio, a New York trust (the "Trust"), do hereby constitute and appoint Steven M. Anderson, Denise B. Kneeland, Barbara A. McCann and Patrick J. Sheppard, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and in my capacity as trustee of the Trust, any Registration Statement on Form N-1A or any other applicable registration form and any and all amendments thereto filed by the Dreyfus Premier Stock Funds with respect to the Dreyfus Premier Small Cap Equity Fund, Dreyfus Premier International Equity Fund and Dreyfus Premier International Small Cap Fund (each, a "Feeder Fund" and collectively, the "Feeder Funds") under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended (where applicable), with respect to the offering of each of the Feeder Fund's shares of beneficial interest.
I hereby ratify and confirm my signature as it may be signed by said attorneys or each of them to any and all such Registration Statements and amendments to said Registration Statement. This power of attorney shall remain in effect with respect to a particular Feeder Fund until such time that a Feeder Fund discontinues investing substantially all of its investable assets in a corresponding series of the Trust, at which point this power of attorney shall be revoked with respect to that Feeder Fund only without any further action by the undersigned. Further, this power of attorney shall be revoked solely with respect to any of the persons named as attorneys-in-fact above at such time as that person no longer serves as an officer or trustee of the Trust.

      IN WITNESS WHEREOF, I have hereunder set my hand on this 9th day of December 2003.


/s/ Samuel C. Fleming                     /s/ Benjamin M. Friedman
-----------------------------------       ----------------------------------
Samuel C. Fleming                         Benjamin M. Friedman

/s/ John H. Hewitt                        /s/ Caleb Loring III
-----------------------------------       -----------------------------------
John H. Hewitt                            Caleb Loring III

/s/ Patrick J Sheppard
-----------------------------------
Patrick J. Sheppard


                               POWER OF ATTORNEY

      I, the undersigned Trustee and officer of the Mellon Institutional Funds Master Portfolio, a New York trust (the "Trust"), do hereby revoke all prior appointments and constitute and appoint Steven M. Anderson, Denise B.
Kneeland and Barbara A. McCann, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and in the capacities indicated below, (i) any Registration Statement on Form N-1A, Form N-14 or any other applicable registration form and any and all amendments thereto filed by the Trust under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended (where applicable), with respect to the offering of its shares of beneficial interest, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (where applicable), and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement. This power of attorney shall be revoked solely with respect to any of the persons named as attorneys-in-fact above at such time as that person no longer serves as an officer or trustee of the Trust.

      IN WITNESS WHEREOF, I have hereunder set my hand on this 9th day of December 2003.


                                          /s/ Patrick J. Sheppard
                                          ------------------------
                                          Patrick J. Sheppard
                                          Trustee and President




                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO


                               POWER OF ATTORNEY

      I, the undersigned officer of the Mellon Institutional Funds Master Portfolio, a New York trust (the "Trust"), do hereby revoke all prior appointments and constitute and appoint Denise B. Kneeland, Barbara A. McCann and Patrick J. Sheppard, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and in the capacities indicated below, (i) any Registration Statement on Form N-1A, Form N-14 or any other applicable registration form and any and all amendments thereto filed by the Trust under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended (where applicable), with respect to the offering of its shares of beneficial interest, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (where applicable), and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement. This power of attorney shall be revoked solely with respect to any of the persons named as attorneys-in-fact above at such time as that person no longer serves as an officer or trustee of the Trust.

      IN WITNESS WHEREOF, I have hereunder set my hand on this 9th day of December 2003.


                                          /s/ Steven M. Anderson
                                          ----------------------
                                          Steven M. Anderson
                                          Vice President and Treasurer